Exhibit 10.3

Execution Version

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is made as of August 7, 2024, by and among GSE PERFORMANCE SOLUTIONS, INC., a Delaware corporation (“GSE Performance”), GSE SYSTEMS, INC., a Delaware corporation (“GSE” and together with GSE Performance, the “Pledgors”) and NUCLEAR ENGINEERING HOLDINGS LLC, a Delaware limited liability company (the “Secured Party”).

WHEREAS, GSE has issued to the Secured Party that certain Senior Secured Promissory Note dated as of the date hereof (as amended and in effect from time to time, the “Note”); and

WHEREAS, the GSE Performance has executed and delivered to the Secured Party that certain Guaranty dated as of the date hereof (as amended and in effect from time to time, the “Guaranty”) pursuant to which GSE Performance has guaranteed all of the obligations of GSE owing to the Secured Party pursuant to the Note and  the Security Agreement (as each such term is defined in the Guaranty);

WHEREAS, the Pledgors and the Secured Party are parties to that certain Security Agreement, dated as of the date hereof (as amended and in effect from time to time, the “Security Agreement”) pursuant to which each Pledgor has granted to the Secured Party a security interest in substantially all of its assets to secure its obligations under the Guaranty;

WHEREAS, GSE is the direct legal and beneficial owner of all of the issued and outstanding shares of stock and each other class of the equity interests of GSE Performance;

WHEREAS, GSE Performance is the direct legal and beneficial owner of all of the issued and outstanding shares, membership interests, and/or each class of the equity interests of each of HYPERSPRING, LLC, a Delaware limited liability company (“Hyperspring” and a “Subsidiary”), ABSOLUTE CCONSULTIING, INC., a Delaware corporation (“Absolute” and a “Subsidiary”), GSE TRUEE NORTH CONSULTING, LLC, a Delaware limited liability company (“GSE True” and a “Subsidiary”), GSE DESIGN & ANALYSIS, LLC, a Delaware limited liability company and formerly known as DP Engineering, LLC (“GSE Design & Analysis”, a “Subsidiary” and together with each of Hyperspring, Absolute, and GSE True, the “Subsidiaries”); and

WHEREAS, it is a condition precedent to the Secured Party agreeing to make loans or otherwise extend credit to GSE under the Note that the Pledgors execute and deliver to the Secured Party a pledge agreement in substantially the form hereof;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Pledge.

1.1.        Pledge of Securities.  (a) Each Pledgor hereby ratifies and affirms the grant of security interests made pursuant to the Security Agreement, and (b) in addition, each Pledgor hereby pledges, assigns, grants a security interest in, and delivers to the Secured Party, all of the shares of stock, limited liability company interests, membership units or other units of equity ownership of every class of each Subsidiary now owned or hereafter acquired by such Pledgor, as more fully described on Annex A hereto, hereto, including without limitation, (i) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to such Pledgor on account of its interest as a shareholder, stockholder or member in a Subsidiary, (ii) all of such Pledgor’s rights and interest under the operating agreement or other organizational documents of each Subsidiary, including all voting and management rights and rights to grant or withhold consents or approvals; (iii) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of each Subsidiary, (iv) all other rights, interests, property or claims to which such Pledgor may be entitled in its capacity as the sole member or shareholder of a Subsidiary, and (v) all proceeds, income from, increases in and products of any of the foregoing.  The certificates for such membership units, shares of stock or other units of equity ownership of every class, to the extent that such interests are represented by certificates, accompanied by appropriate instruments off assignment thereof duly executed in blank by the applicable Pledgor, have been delivered to the Secured Party.

1.2.          Additional Securities.  Each Subsidiary agrees that it shall not authorize or issue any additional shares of stock, units or other interests of such Subsidiary after the date hereof without such additional shares, units or other interests being subject to the same pledge, assignment and security agreement granted herein and otherwise in compliance with the terms hereof, and each Pledgor agrees it will not permit a Subsidiary to authorize or issue any additional equity interests after the date hereof without complying with the foregoing.  In case a Pledgor shall acquire any additional equity interests of a Subsidiary or any corporation or other entity which is the successor of a Subsidiary, or any securities exchangeable for or convertible into shares of such equity interests of any class of a Subsidiary, whether by purchase, dividend, split or otherwise, or any other Person which becomes a subsidiary, then such shares or other securities shall be subject to the pledge, assignment and security interest granted to the Secured Party under this Agreement and such Pledgor shall deliver to the Secured Party forthwith any certificates therefore, accompanied by stock powers or other appropriate instruments of assignment duly executed by such Pledgor in blank.  Each Pledgor agrees that the Secured Party may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Secured Party hereunder.

1.3.          Pledgee of any account into which cash collateral is held.  Each Pledgor also hereby pledges, assigns, grants a security interest in, and delivers to the Secured Party, any account into which any Cash Collateral is deposited and all of the Cash Collateral as such terms are hereinafter defined.

1.4.        Waiver of Organizational Document Restrictions.  Each Pledgor irrevocably waives any and all provisions of the Operating Agreement or other organizational document of a Subsidiary that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Securities Collateral or any enforcement action which may be taken in respect of any such Lien; or (b) otherwise conflict with the terms of this Agreement.

1.5.          Excluded Property.  Notwithstanding the foregoing or anything else contained herein, no Pledgor pledges, assigns, grants a security interest in, or delivers to the Secured Party any Excluded Property (as defined in the Security Agreement) and the pledge, assignment, security interest and delivery provisions of this Agreement and the term Securities Collateral shall not include or be deemed to include any Excluded Property.

2.          Definitions.  The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Security Agreement.  Terms used herein and not defined in the Security Agreement or otherwise defined herein that are defined in the Uniform Commercial Code of the State of Delaware (the “DE UCC”) have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

Cash Collateral.  See §4.

Event of Default.  Means the occurrence of any of the following: (a) an Event of Default as defined in the Note and (b) an Event of Default as defined in the Security Agreement.

Operating Agreement.  The operating agreement of a Subsidiary.

Securities.  Includes the shares of stock, membership interests and other equity interests described in Annex A attached hereto and any additional shares of stock, membership interests or other equity interests at the time pledged with the Lender hereunder and the interests described in clauses (b)(i) through (v) of §1.1 of this Agreement.

Securities Act.  See §7.3.

Securities Collateral.  The property at any time pledged to the Secured Party hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral.  The term does not include any income, increases or proceeds received by the Pledgors to the extent expressly permitted by §6.

Transaction Documents.  The Note, the Security Agreement, the Guaranty and the other “Transaction Documents” as defined in the Note.

3.         Security for Obligations.  This Agreement and the security interest in and pledge of the Securities Collateral hereunder are made with and granted to the Secured Party as security for the payment and performance in full of all the Obligations.

4.          Liquidation, Recapitalization, etc.  Any sums or other property paid or distributed upon or with respect to any of the Securities, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in §6, be paid over and delivered to the Secured Party to be held by the Secured Party as security for the payment and performance in full of all of the Obligations.  To the extent any such property paid or distributed pursuant to the immediately preceding sentence is in the form of money, the Secured Party shall have the right (but not the obligation) to deposit such money in a deposit account with a depository satisfactory to the Secured Party and any such funds may be invested in such items as the Secured Party may elect, and the Secured Party shall have a perfected security interest in all such sums or other property so paid or distributed and all proceeds thereof (and any interest earned shall continue to be held by the Secured Party as security for the payment and performance in full of all of the Obligations).  Any money so received by the Secured Party pursuant to this §4, any account into which it shall be deposited and all proceeds thereof shall be referred to herein as the “Cash Collateral”.  In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Securities or any property shall be distributed upon or with respect to any of the Securities, the property so distributed shall be delivered to the Secured Party, to be held by it as security for the Obligations.  Except to the limited extent provided in §6, all sums of money and property paid or distributed in respect of the Securities, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by a Pledgor shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the payment and performance in full of all of the Obligations.

5.         Warranty of Title; Authority.  Each Pledgor hereby represents and warrants that: (a) such Pledgor has good and marketable title to, and is the sole record and beneficial owner of, the Securities described in §1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by the Security Agreement and this Agreement and Permitted Liens, (b) all of the Securities described in §1 are validly issued, fully paid and non-assessable, (c) each Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Securities Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of any Pledgor’s or any Subsidiary’s charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which such Pledgor or such Subsidiary is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Securities is true, correct and complete in all respects.  Each Pledgor covenants that it will defend the rights of the Secured Party and security interest of the Secured Party in such Securities against the claims and demands of all other Persons whomsoever.  Each Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Securities Collateral hereafter pledged or in which a security interest is granted to the Secured Party hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Secured Party.

6.          Dividends, Voting, etc., Prior to Maturity.  So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to receive and retain all cash dividends paid in respect of the Securities, to vote the Securities and to give consents, waivers and ratifications in respect of the Securities; provided, however, that no vote shall be cast or consent, waiver or ratification given by such Pledgor if the effect thereof would in the judgment of the Secured Party impair any of the Securities Collateral or be inconsistent with or result in any violation of any of the provisions of the Note, the Security Agreement or the other Transaction Documents.  All such rights of each Pledgor to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing.  All such rights of each Pledgor to vote and give consents, waivers and ratifications with respect to the Securities shall, at the Secured Party’s option, as evidenced by the Secured Party’s notifying such Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing.

7.          Remedies.

7.1.           In General.  If an Event of Default shall have occurred and be continuing, the Secured Party shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the DE UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Secured Party deems expedient:

(a)            if the Secured Party so elects and gives written notice of such election to a Pledgor, the Secured Party may vote any or all shares of the Securities (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Secured Party so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Securities and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Secured Party the proxy and attorney-in-fact of such Pledgor, with full power of substitution, to do so);

(b)           the Secured Party may demand, sue for, collect or make any compromise or settlement the Secured Party deems suitable in respect of any Securities Collateral;

(c)            the Secured Party may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such Persons as the Secured Party thinks expedient, all without demand for performance by any Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

(d)           the Secured Party may cause all or any part of the Securities held by it to be transferred into its name or the name of its nominee or nominees; and

(e)            the Secured Party may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it.

7.2.          Sale of Securities Collateral.  In the event of any sale or other disposition of the Securities Collateral as provided in clause (c) of §7.1 and to the extent that any notice thereof is required to be given by law, the Secured Party shall give to the applicable Pledgor at least ten (10) Business Days’ prior notice of the time and place of any public sale or other disposition of the Securities Collateral or of the time after which any private sale or any other intended disposition is to be made.  Each Pledgor hereby acknowledges that ten (10) Business Days’ prior notice of such sale or other disposition or sales or other dispositions shall be reasonable notice.  The Secured Party may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by each Pledgor, to the fullest extent permitted by law).  The Secured Party may buy or otherwise acquire any part or all of the Securities Collateral at any public sale or other disposition and if any part or all of the Securities Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Secured Party may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means.  The Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable and documented attorneys’ fees, travel and all other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to the terms of the Transaction Documents.  Only after such applications, and after payment by the Secured Party of any amount required by §9- 608(a)(1)(C) or §9-615(a)(3) of the DE UCC, need the Secured Party account to the applicable Pledgor for any surplus.

7.3.        Private Sales.  Each Pledgor recognizes that the Secured Party may be unable to effect a public sale or other disposition of the Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers.  Each Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner.  The Secured Party shall be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so.  Subject to the foregoing, the Secured Party agrees that any sale of the Securities shall be made in a commercially reasonable manner, and each Pledgor agrees to use its best efforts to cause the issuer or issuers of the Securities contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at such Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Secured Party, advisable to exempt such Securities from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Each Pledgor further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Secured Party shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

7.4.          Pledgors’ Agreements, etc.  Each Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Securities pursuant to this §7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Pledgor’s expense.  Each Pledgor further agrees that a breach of any of the covenants contained in this §7 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this §7 shall be specifically enforceable against such Pledgor by the Secured Party and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

8.         Marshalling.  The Secured Party shall not be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Securities Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order.  All of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may each Pledgor hereby irrevocably waives the benefits of all such laws.

9.          Pledgors’ Obligations Not Affected.  The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercised, or any waiver, by the Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Transactions Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, the Security Agreement and the other Transaction Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not any Pledgor shall have notice or knowledge of any of the foregoing, each Pledgor hereby generally waives all suretyship defenses to the extent applicable.

10.        Transfer, etc., by Pledgors.  Without the prior written consent of the Secured Party, the Pledgors will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement and any Permitted Liens so long as the holder of such lien has not taken any action to foreclose or otherwise realize on the Securities Collateral.

11.         Further Assurances.  Each Pledgor will do all such acts, and will furnish to the Secured Party all such financing statements, certificates and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Secured Party may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Party hereunder, all without any cost or expense to the Secured Party.  Each Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office which the Secured Party deems necessary in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Securities Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Pledgor is an organization, the type of organization and any organization identification number issued to such Pledgor.  Each Pledgor agrees to furnish any such information to the Secured Party promptly upon request.  Each Pledgor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

12.       Secured Party’s Exoneration.  Under no circumstances shall the Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Securities Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner.  The Secured Party shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgors’ rights in the Securities Collateral or against other parties thereto.  The Secured Party’s prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

13.        No Waiver, etc.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Secured Party and the Pledgors.  No act, failure or delay by the Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise.  No single or partial waiver by the Secured Party of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.  Each Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Securities Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Transaction Documents).

14.         Notice, etc.  All notices, requests and other communications hereunder shall be made in the manner set forth in the Note.

15.        Overdue Amounts.  Until paid, all amounts due and payable by the Pledgors hereunder shall be a debt secured by the Securities Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note.

16.      Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF DELAWARE AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF DELAWARE.  THE PLEDGORS AND THE SECURED PARTY EACH AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER ACTION BROUGHT BY SUCH PERSON ARISING HEREUNDER OR IN ANY WAY RELATED TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH PERSON BY MAIL AT THE ADDRESS SPECIFIED ON THE SIGNATURE PAGE OF EACH PARTY HERETO.  THE PLEDGORS AND THE SECURED PARTY EACH HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUIT BROUGHT IN THE STATE OF NEW YORK OR ANY COURT SITTING THEREIN OR THAT A SUIT BROUGHT THEREIN IS BROUGHT IN AN INCONVENIENT COURT.

17.        Waiver of Jury Trial.  EACH PLEDGOR AND THE SECURED PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS.  Except as prohibited by law, each Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Each Pledgor (a) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into this Agreement and any other Transaction Document to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this §17.

18.        Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Pledgors and their respective successors and assigns, and shall inure to the benefit of the Secured Party and its respective successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  Each Pledgor acknowledges receipt of a copy of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, intending to be legally bound, each Pledgor and the Secured Party have caused this Agreement to be executed as of the date first above written.

GSE SYSTEMS, INC.

By:	/s/ Emmett Pepe
Name: Emmett Pepe
Title: Treasurer and Chief Financial Officer

GSE PERFORMANCE SOLUTIONS, INC.

By:	/s/ Emmett Pepe
Name: Emmett Pepe
Title: Secretary and Treasurer

[Signature Page to Pledge Agreement]

NUCLEAR ENGINEERING HOLDINGS LLC

By:	/s/ Sam Veselka
Name: Sam Veselka
Title: Managing Director

[Signature Page to Pledge Agreement]

The undersigned Subsidiaries hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of §§1.2, 4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Secured Party and each Pledgor in carrying out such provisions.

HYPERSPRING, LLC

By:	/s/ Emmett Pepe
Name: Emmett Pepe
Title: Secretary and Treasurer

ABSOLUTE CONSULTING INC.

By:	/s/ Emmett Pepe
Name: Emmett Pepe
Title: Secretary and Treasurer

GSE TRUE NORTH CONSULTING, LLC

By:	/s/ Emmett Pepe
Name: Emmett Pepe
Title: Secretary and Treasurer

GSE DESIGN & ANALYSIS, LLC

By:	/s/ Emmett Pepe
Name: Emmett Pepe
Title: Secretary and Treasurer

[Signature Page to Pledge Agreement]

ANNEX A TO PLEDGE AGREEMENT

None of the issuers has any authorized, issued or outstanding shares of its equity interests of any class or any commitments to issue any shares of its equity interests of any class or any securities convertible into or exchangeable for any shares of its equity interests of any class except as otherwise stated in this Annex A.

Issuer	Record Owner	Class of Shares	Percentage Ownership
GSE Performance Solutions, Inc.	GSE Systems, Inc.	Common stock	100%
Hyperspring, LLC	GSE Performance Solutions, Inc.	Membership interests	100%
Absolute Consulting, Inc.	GSE Performance Solutions, Inc.	Common stock	100%
GSE True North Consulting, LLC	GSE Performance Solutions, Inc.	Membership interests	100%
GSE Design & Analysis, LLC	GSE Performance Solutions, Inc.	Membership interests	100%